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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2001

                                 AAIPHARMA INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    0-21185                   04-2687849
----------------------------   ------------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                   Identification No.)

                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                        --------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


              -----------------------------------------------------
              (Former name or address, if changed from last report)


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Item 5.           Other Events.

         On May 2, 2001, aaiPharma Inc. (the "Company") issued a press release reporting the Company's first quarter earnings of approximately 5 cents per share for the period ended March 31, 2001. The press release is filed as Exhibit
99.1 hereto and is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

         (a)      Exhibits

         Exhibit 99.1  --           Press release dated May 2, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2001

                       AAIPHARMA INC.


                       By: /s/ William L. Ginna, Jr.
                           -----------------------------------------------------
                           William L. Ginna, Jr.
                           Executive Vice President and Chief Financial
                             Officer

                                  EXHIBIT INDEX

         Exhibit No.                Exhibit
         -----------                -------

         Exhibit 99.1  --           Press release dated May 2, 2001


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